Exhibit 99.1

          Office of the United States Trustee

In re:	DEBTOR IN POSSESSION INTERIM STATEMENT
The Kushner-Locke Company				Page 1 of 3
	Statement Number:		50

Chapter 11	For the Period FROM:		12/1/2005

Case No. LA 01-44828-SB (Administratively Consolidated with	TO:		12/30/2005

Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)

	Collateral	Concentration	City National
CASH ACTIVITY ANALYSIS (Cash Basis Only)	Account	Account	Collection Account

Balance before Statement #1	268,333.21	65,956.21

A. Total Receipts per all Prior Interim Statements	8,153,087.09	6,696,979.89	312,358.52

B. Less: Total Disbursements per all Prior Statements	6,894,903.55	6,671,909.03	374.00

C. Beginning Balance	1,526,516.75	91,027.07	$311,984.52

D. Receipts during Current Period
Description

12/5/2005 Gary Kallenbach			81,973.00
12/12/2005 Wire Transfer		50,000.00
12/13/2005 MediaFilm			22,080.00
12/16/2005 Force Entertainment			12,480.00
12/22/2005 Wire Transfer		70,000.00
12/30/2005 Interest	5,006.03

TOTAL RECEIPTS THIS PERIOD	5,006.03	120,000.00	116,533.00	—

E. Balance Available (C plus D)	1,531,522.78	211,027.07	$428,517.52	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 50	Page 2 of 3
F. Less: Disbursements during Current Period:

Date	Check No.	Payee/Purpose

12/1/2005	38376	Bonded Services, Inc		13165.62
12/1/2005	38377	New Beginnings Enterprises		3972.10
12/1/2005	38378	SBC		83.35
12/1/2005	38379	SBC		333.69
12/1/2005	38380	Federal Express		41.19
12/2/2005		ADP Fees		105.71
12/6/2005		ADP Taxes		6877.35
12/6/2005	8249	Payroll		1213.46
12/6/2005	8250	Payroll		9136.79
12/6/2005	8251	Payroll		1419.16
12/6/2005	8252	Payroll		2510.53
12/7/2005	38381	Qwest Communications		52.81
12/7/2005	38382	Health Net		3239.13
12/7/2005	38383	Blue Shield of California		373.00
12/12/2005		Wire Transfer	50,000.00
12/15/2005		Service Charge		165.73
12/16/2005	38384	Alice P.Neuhauser		313.01
12/16/2005	38385	Recall		1186.06
12/16/2005	38386	Federal Express		90.84
12/16/2005	38387	City Of Beverly Hills		433.33
12/16/2005		ADP Fees		125.71
12/20/2005		ADP Taxes		8876.50
12/20/2005	8253	Payroll		1213.47
12/20/2005	8254	Payroll		11462.76
12/20/2005	8255	Payroll		1419.17
12/20/2005	8256	Payroll		2536.63
12/22/2005		ADP Taxes		5253.99
12/22/2005		Wire Transfer	70,000.00
12/22/2005	38388	New Beginnings Enterprises		3569.60
12/22/2005	38389	ATI Solutions, Inc.		1810.64
12/22/2005	38390	Arrowhead		38.99
12/22/2005	38391	KEVIN MARINO		360.83
12/22/2005	38392	KEREN AMINIA		1165.17
12/22/2005	38393	Blue Shield of California		373.00
12/22/2005	38394	Brandon & Morner-Ritt		13606.17
12/23/2005	8257	Payroll		1213.45
12/23/2005	8258	Payroll		7176.92
12/23/2005	8259	Payroll		1419.16
12/23/2005	8260	Payroll		2544.59
12/23/2005		ADP Fees		167.00
12/30/2005		ADP Fees		212.34
12/30/2005		Control Agreement Fee			50.00

TOTAL DISBURSEMENTS THIS PERIOD:			120,000.00	109,258.95	50.00	—

G. Ending Balance (E less F)			1,411,522.78	101,768.12	$428,467.52	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 50	Page 3 of 3

H. (1) Collateral Account:
a) Depository Name and Location:	Chase Bank 1 Chase Manhattan Plaza, New York, NY 10081
b) Account Number:	323221556
(2) Concentration Account:
a) Depository Name and Location:	Comerica Bank 10900 Wilshire Blvd, Los Angeles, CA 90024
b) Account Number:	1891935460

I: Other monies on hand:

The Kushner Locke Company PWI account		731.10
Bank of Scotland — Pinocchio	936582	685,295.81	Pound Sterling	Time Deposit
Bank of Scotland — Basil	936582	220,698.16	Pound Sterling	Time Deposit (KL’s interest is 50%)
Allied Pinocchio	10747301	—	Pound Sterling
Edge Entertainment	1891152710	172.89

I: Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
BLT Venture	178-71491-7	16,890.04
BLT Venture	16-524173-1101	330.45
KL MDP Sensation	60-066-930	—
KL\7 Venture	1890-69-6360	20,865.02
Denial Venture	1890-69-6501	76,514.24
Cracker LLC	1891-04-1665	732.79
Swing	323-518095	6,957.50

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.
/s/ Alice P. Neuhauser

Debtor in Possession